UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 19, 2009

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32331	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227

(Address of Principal Executive Offices)

(410) 689-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 22, 2009, Foundation Coal Holdings, Inc. issued a joint press release with Alpha Natural Resources, Inc. announcing that the waiting period applicable to the consummation of the companies’ proposed merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired at 11:59 p.m. EDT on June 19, 2009. The joint press release also reiterated the record dates and the meeting dates of the companies’ respective special meetings of stockholders previously announced on June 18, 2009, which announcement followed Foundation’s receipt of a letter from the Securities and Exchange Commission staff indicating that the staff would not review Foundation’s registration statement on Form S-4 relating to the proposed merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release of Foundation Coal Holdings, Inc. and Alpha Natural Resources, Inc., dated June 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOUNDATION COAL HOLDINGS, INC.

	By:	/s/ Frank J. Wood
	Name:	Frank J. Wood
	Title:	Senior Vice President and Chief Financial Officer

DATE: June 22, 2009

EXHIBIT INDEX

99.1	Joint Press Release of Foundation Coal Holdings, Inc. and Alpha Natural Resources, Inc., dated June 22, 2009